UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 14, 2006

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


   DELAWARE                          1-2207                    38-0471180
   -----------------              --------------             --------------
   (State or Other                (Commission                (I.R.S. Employer
   Jurisdiction of               File Number)              Identification No.)
   Incorporation)

   280 Park Avenue
   New York, NY                                            10017
   ----------------------------------------------------------------------------
   (Address of principal executive offices)                (Zip Code)

   Registrant's telephone number, including area code: (212) 451-3000

                                       N/A
   ----------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events

Extension of Higher Dividend Rate on Shares of Class B Common Stock, Series 1

     On December 14, 2006, Triarc Companies, Inc. ("Triarc" or the "Company") issued a press release announcing that its Board of Directors has determined that until June 30, 2007, the Company will continue to pay regular quarterly cash dividends on the Company's Class B Common Stock, Series 1, that are at least 110% of any regular quarterly cash dividends that are paid on the Company's Class A Common Stock, if any regular quarterly cash dividends are paid on the Class A Common Stock.

     The Certificate of Designation for the Class B Common Stock provides that the Class B Common Stock was entitled, through September 4, 2006, to receive regular quarterly cash dividends that are at least 110% of any regular quarterly cash dividends that were paid on the Class A Common Stock. However, on August 10, 2006, the Company's Board of Directors determined that until December 31, 2006 the Company would continue to pay regular quarterly cash dividends at that higher rate on the Class B Common Stock, Series 1, if any regular quarterly cash dividends were paid on the Class A Common Stock.

     The Board of Directors has not yet made any determination of the relative amounts of any regular quarterly cash dividends that will be paid on the Class A Common Stock and Class B Common Stock, Series 1, after June 30, 2007. After June 30, 2007, each share of Class B Common Stock, Series 1, is entitled to at least 100% of any regular quarterly cash dividend paid on each share of Class A Common Stock. There can be no assurance that any additional regular quarterly cash dividends will be declared or paid, or of the amount or timing of such dividends, if any.

     A copy of the press  release  announcing  the foregoing is filed as Exhibit
99.1 to this Current Report on Form 8-K.

Adjustments to Stock Options
----------------------------

     As a result of the payment in 2006 of special extraordinary cash dividends (the "Special Cash Dividends") aggregating $0.45 per share, on December 14, 2006 the Compensation Committee and the Performance Compensation Subcommittee of Triarc's Board of Directors determined to reduce the exercise price of each stock option that was granted after August 21, 2003 (each a "Post Stock Dividend Option") that was outstanding immediately prior to the opening of business on the New York Stock Exchange (i) on February 15, 2006, by $0.15, (ii) on June 28, 2006, by a further $0.15 and (iii) on December 1, 2006, by a final $0.15, thus resulting in a maximum adjustment of up to $0.45.

     With respect to stock options granted prior to August 21, 2003 (each, a "Package Option"), the Compensation Committee and the Performance Compensation Subcommittee determined to reduce the exercise price of each such Package Option that was outstanding immediately prior to the opening of business on the New York Stock Exchange (i) on February 15, 2006, by $0.45, (ii) on June 28, 2006, by a further $0.45 and (iii) on December 1, 2006, by a final $0.45, thus resulting in a maximum adjustment of up to $1.35.

     If at any time between February 19, 2006 and December 14, 2006 an optionee exercised any Post Stock Dividend Options, the Compensation Committee and the Performance Compensation Subcommittee determined that the Company will make a cash payment to such optionee of: (i) $0.15 for each Post Stock Dividend Option that such optionee exercised between February 19, 2006 and June 30, 2006; (ii) $0.30 for each Post Stock Dividend Option that such optionee exercised between July 1, 2006 and December 5, 2006; and (iii) $0.45 for each Post Stock Dividend Option that such optionee exercised between December 6, 2006 and December 14, 2006.

     If at any time between February 19, 2006 and December 14, 2006 an optionee exercised any Package Options, the Compensation Committee and the Performance Compensation Subcommittee determined that the Company will make a cash payment to such optionee of: (i) $0.45 for each Package Option that such optionee exercised between February 19, 2006 and June 30, 2006; (ii) $0.90 for each Package Option that such optionee exercised between July 1, 2006 and December 5, 2006; and (iii) $1.35 for each Package Option that such optionee exercised between December 6, 2006 and December 14, 2006.

     The total amount of all such cash payments will be approximately $125,000.

     The Compensation Committee and Performance Compensation Subcommittee also amended all outstanding stock options to permit optionees to pay the exercise price for their options through the use of a "net exercise" feature. If an optionee chooses to use the net exercise feature, such optionee would not be required to tender the purchase price of the shares being acquired under the option, but rather, upon exercise, the optionee would receive only such numbers of shares as is equal in value to the excess of the aggregate fair market value of the shares being purchased (based on the closing price of the Company's stock on the exercise date) over the aggregate purchase price for those shares.

     In addition, the Compensation Committee and the Performance Subcommittee also amended all outstanding stock options granted under the Company's Equity Participation Plans to permit optionees to pay the applicable minimum statutory withholding taxes with respect to an option exercise through the withholding of shares. This feature is similar to the net exercise feature in that it permits the optionee to use shares that would have been issued to the optionee upon exercise of the option to pay applicable minimum statutory withholding taxes.



Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits

99.1         Press release of Triarc Companies, Inc. dated December 14, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRIARC COMPANIES, INC.


                                    By: /s/STUART ROSEN
                                        -------------------------
                                        Stuart I. Rosen
                                        Senior Vice President and
                                        Secretary

Dated: December 15, 2006



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                                  EXHIBIT INDEX

Exhibit                       Description
-------                       -----------

99.1        Press release of Triarc Companies, Inc. dated December 14, 2006.